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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 33-59004



                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]





                        SUPPLEMENT DATED AUGUST 11, 2003

                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                MORGAN STANLEY GLOBAL DIVIDEND GROWTH SECURITIES

                              Dated May 30, 2003



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Advisor"). As a result, the following changes to the Statement of Additional Information ("SAI ") are required:

   The definition of "Sub-Advisor" is hereby added to the section of the SAI titled "Glossary of Selected Defined Terms":

         "Sub-Advisor" -- Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley.

     References to the Investment Manager in the section of the SAI titled "DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS -- Investment Strategies and Risks" are hereby replaced by the Sub-Advisor.

     The following paragraph is hereby added after the first paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager" and that section is hereby retitled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager and Sub-Advisor":

         The Sub-Advisor is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

     The following paragraph is hereby added after the second paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager":

         Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), effective August 11, 2003, between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. The Investment Manager pays the Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund. The Sub-Advisor received no compensation during the fiscal years ended May 31, 2001, 2002 and 2003.

     References to the Management Agreement and the Investment Manager in the fourth paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager" now include a corresponding reference to the Sub-Advisory Agreement and the Sub-Advisor as applicable.

     The following sentence is hereby added as the second sentence of the first paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Services Provided by the Investment Manager" and that section is hereby retitled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Services Provided by the Investment Manager and Sub-Advisor":

         The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities.

     In the following sections of the SAI, each reference to Investment Manager also includes a corresponding reference to the Sub-Advisor: "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Services Provided by the Investment Manager," "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Other Service Providers," "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Code of Ethics," "BROKERAGE ALLOCATION AND OTHER PRACTICES -- Brokerage Transactions," "BROKERAGE ALLOCATION AND OTHER PRACTICES -- Brokerage Selection," "TAXATION OF THE FUND AND SHAREHOLDERS."